As filed with the Securities and Exchange Commission on March 15, 2018.
===============================================================================

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant   [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under ss. 240.14a-12


                 First Trust Dynamic Europe Equity Income Fund
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

     (5) Total fee paid:

------------------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                 March 15, 2018

Dear Shareholders:

      I am writing to notify you of an important special meeting (referred to as the "Meeting") of the shareholders of First Trust Dynamic Europe Equity Income Fund (the "Fund"). The Meeting will be held at the Austin, Texas offices of First Trust Advisors L.P., 500 W. 5th Street, Suite 9202, Austin, Texas 78701, on Monday, April 23, 2018, at 11:45 a.m. Central Time.

      At the Meeting, you will be asked (1) to consider and vote on a proposal to approve a new investment sub-advisory agreement (the "New Agreement") among the Fund, First Trust Advisors L.P. and Janus Capital Management LLC ("JCM"), and (2) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

      Currently, Henderson Global Investors (North America) Inc. ("HGINA"), an affiliate of JCM, serves as the Fund's investment sub-adviser. As described in the accompanying Proxy Statement, the May 2017 merger of Henderson Group plc, the parent company of HGINA, with Janus Capital Group Inc., the parent company of JCM, resulted in the formation of Janus Henderson Group plc, doing business as Janus Henderson Investors. As a result of various organizational changes being effected in conjunction with this merger, the transition from HGINA to JCM as the Fund's sub-adviser is being proposed. The change in sub-adviser from HGINA to JCM may be deemed to be an "assignment" (as defined in the Investment Company Act of 1940, as amended) of the current investment sub-advisory agreement with HGINA, which may result in the automatic termination of that investment sub-advisory agreement. Accordingly, the Board of Trustees of the Fund has approved the New Agreement, which will take effect upon shareholder approval. It is important to note that the management, operations, governance and investment functions of HGINA and JCM are substantially the same. Further, the same portfolio management team currently providing sub-advisory services to the Fund will continue to do so. In addition, there will be no change to the sub-advisory fee rate. The Board of Trustees of the Fund is recommending that shareholders of the Fund approve the New Agreement.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

                                            Sincerely,

                                            /s/ James A. Bowen

                                            James A. Bowen
                                            Chairman of the Board


--------------------------------------------------------------------------------

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 284-1755 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

--------------------------------------------------------------------------------

                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2018
                                       AT
                               500 W. 5TH STREET
                                   SUITE 9202
                              AUSTIN, TEXAS 78701


March 15, 2018

To the Shareholders of First Trust Dynamic Europe Equity Income Fund:

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of First Trust Dynamic Europe Equity Income Fund (the "Fund"), a Massachusetts business trust, will be held at the Austin, Texas offices of First Trust Advisors L.P., 500 W. 5th Street, Suite 9202, Austin, Texas 78701, on Monday, April 23, 2018, at 11:45 a.m. Central Time, for the following purposes:

      1. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment adviser, and Janus Capital Management LLC, as investment sub-adviser.

      2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      The Board of Trustees of the Fund has fixed the close of business on February 2, 2018 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                            By Order of the Board of Trustees,

                                            /s/ W. Scott Jardine

                                            W. Scott Jardine
                                            Secretary


--------------------------------------------------------------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 284-1755 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

--------------------------------------------------------------------------------

                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2018
                                       AT
                               500 W. 5TH STREET
                                   SUITE 9202
                              AUSTIN, TEXAS 78701


                                PROXY STATEMENT
                                 MARCH 15, 2018

      THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 22, 2018.

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of First Trust Dynamic Europe Equity Income Fund (the "Fund"), a Massachusetts business trust, for use at a Special Meeting of Shareholders of the Fund to be held on Monday, April 23, 2018, at 11:45 a.m. Central Time, at the Austin, Texas offices of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment adviser to the Fund, located at 500 W. 5th Street, Suite 9202, Austin, Texas 78701, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      The close of business on February 2, 2018 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

      As discussed more fully below, shareholders of the Fund are being asked:

             1. To approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among the Fund, First Trust Advisors L.P., as investment adviser, and Janus Capital Management LLC, as investment sub-adviser.

             2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

GENERAL INFORMATION

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). On the Record Date, the Fund had 17,231,908 Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange ("NYSE") under the ticker symbol FDEU. Shareholders of record on the Record Date are entitled to one vote for each full Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at its address above. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the Advisor's Austin, Texas offices, located at 500 W. 5th Street, Austin, Texas 78701, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present with respect to the Fund, all Shares present and entitled to vote, including abstentions and broker non-votes, shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to a time and place announced at the meeting to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice if the time and place of the adjourned meeting are announced at the meeting. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

      Broker-dealers holding Shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Pursuant to certain rules promulgated by the NYSE that govern voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement.

      The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to provide proxy solicitation services, including mail and tabulation services, as well as services to facilitate mail, telephone and Internet voting, at a cost which is expected to be approximately $58,500. This cost, as well as the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting will be borne by Janus Capital Management LLC ("JCM"). JCM will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold Shares of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 23, 2018. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT
HTTPS://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GEADRCTZGHAY. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT HTTPS://WWW.FTPORTFOLIOS.COM. TO FIND A REPORT, SELECT THE FUND UNDER THE "CLOSED-END FUNDS" TAB, SELECT THE "NEWS & LITERATURE" LINK, AND GO TO THE "QUARTERLY/SEMI-ANNUAL OR ANNUAL REPORTS" HEADING. IN ADDITION, THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO FIRST TRUST ADVISORS L.P., AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL TOLL-FREE (800) 988-5891.

      YOU MAY CALL TOLL-FREE (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

   PROPOSAL: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

BACKGROUND AND REASON FOR VOTE

      At the Meeting, shareholders will be asked to approve the New Sub-Advisory Agreement for the Fund with Janus Capital Management LLC (previously defined as"JCM"). Currently, Henderson Global Investors (North America) Inc. ("HGINA"), an indirect wholly-owned subsidiary of Janus Henderson Group plc ("Janus Henderson") and affiliate of JCM located at 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, serves as the investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement among the Advisor, HGINA and the Fund (the "Current Sub-Advisory Agreement"). In May 2017, the merger of Henderson Group plc, the parent company of HGINA, with Janus Capital Group Inc., the parent company of JCM, resulted in the formation of Janus Henderson Group plc, doing business as Janus Henderson Investors. As a result of various organizational changes being effected in conjunction with this merger, the transition from HGINA to JCM as the Fund's sub-adviser is being proposed. The change in sub-adviser from HGINA to JCM may be deemed to be an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Current Sub-Advisory Agreement. Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement, which includes an investment sub-advisory agreement, provide for its automatic termination in the event of its "assignment." Accordingly, because the Current Sub-Advisory Agreement may automatically terminate as a result of the transition to JCM, shareholders are being asked to approve a new investment sub-advisory agreement among the Fund, the Advisor and JCM.

      In anticipation of the transition of sub-advisory services from HGINA to JCM, the Board held a meeting on January 18, 2018 (the "Board Meeting"), at which, after careful consideration, including of presentations from representatives of JCM (see "BOARD CONSIDERATIONS" below), the Trustees determined that it would be in the best interests of the Fund for JCM to act as the investment sub-adviser to the Fund. Accordingly, at the Board Meeting, the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") approved, subject to shareholder approval, the New Sub-Advisory Agreement. It is important to note that the management, operations, governance and investment functions of HGINA and JCM are substantially the same. Further, the same portfolio management team currently providing sub-advisory services to the Fund will continue to do so. In addition, there will be no change to the sub-advisory fee rate.

INFORMATION ABOUT JCM

      JCM is an investment adviser registered with the Securities and Exchange Commission. JCM offers U.S. equity, global and international equity, fixed income, asset allocation and alternative investment strategies. As of September 19, 2017, JCM had approximately $149 billion in assets under management on a discretionary basis. JCM, through its predecessors, has provided investment management services since 1969 and has been registered with the Securities and Exchange Commission since 1978.

      Janus Capital Group Inc. holds 95% of the membership interests of JCM; the remaining 5% are held by Janus Management Holdings Corporation, a wholly-owned subsidiary of Janus Capital Group Inc. Janus Capital Group Inc. is a wholly-owned subsidiary of Janus Henderson, a publicly-traded company that is listed on the NYSE and the Australian Securities Exchange. The address of each of JCM, Janus Capital Group Inc., Janus Management Holdings Corporation and Janus Henderson is 151 Detroit Street, Denver, Colorado 80206.

      The names, positions with JCM and principal occupations of the persons who are principal executive officers and directors of JCM are listed below:

--------------------------------- -----------------------------------------------------------------
              NAME                          POSITION(S) WITH JCM AND PRINCIPAL OCCUPATION
--------------------------------- -----------------------------------------------------------------
Enrique Chang                     Chief Investment Officer
--------------------------------- -----------------------------------------------------------------
Michael Drew Elder                Senior Vice President; Head of North American Distribution
--------------------------------- -----------------------------------------------------------------
Brennan A. Hughes                 Chief Financial Officer
--------------------------------- -----------------------------------------------------------------
Bruce L. Koepfgen                 President
--------------------------------- -----------------------------------------------------------------
Kristin B. Mariani                Chief Compliance Officer
--------------------------------- -----------------------------------------------------------------
Michelle R. Rosenberg             Deputy General Counsel
--------------------------------- -----------------------------------------------------------------
Richard M. Weil                   Chief Executive Officer
--------------------------------- -----------------------------------------------------------------

The business address for each of the above is 151 Detroit Street, Denver, Colorado 80206.

Similar Funds Advised or Sub-Advised by JCM

      JCM manages the following two mutual funds which have investment objectives and policies that are broadly similar to those of the Fund. Information about the size of each such mutual fund and the contractual annual rate of compensation to which JCM is entitled for its services as investment adviser is set forth below:

------------------------------------------- ------------------------------------ ---------------------------------
                                            TOTAL MANAGED ASSETS AS OF
FUND                                        DECEMBER 31, 2017                    ANNUAL RATE OF COMPENSATION
------------------------------------------- ------------------------------------ ---------------------------------
Janus Henderson Dividend & Income Builder   $159,340,000                         0.75% for the first $1 billion;
Fund*                                                                            0.65% for the next $1 billion;
                                                                                 0.55% for the balance thereafter
------------------------------------------- ------------------------------------ ---------------------------------
Janus Henderson Global Equity Income        $5,570,000,000                       0.85% for the first $1 billion;
Fund**                                                                           0.65% for the next $1 billion;
                                                                                 0.60% for the balance thereafter
------------------------------------------- ------------------------------------ ---------------------------------

      *For the fiscal year ended June 30, 2017, the actual investment advisory fee rate was 0.00%. JCM has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the fund's total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.84% until at least November 1, 2018.

      **For the year ended December 31, 2017, the actual investment advisory fee rate was 0.66%. JCM has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the fund's total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.84% until at least February 1, 2019.

PORTFOLIO MANAGEMENT

      The transition to JCM is not expected to result in any changes to the portfolio managers serving the Fund. The portfolio managers identified below are currently responsible for providing day-to-day portfolio management services to the Fund under the Current Sub-Advisory Agreement. It is expected that they will continue to serve as portfolio managers to the Fund if shareholders approve the New Sub-Advisory Agreement.

      ALEX CROOKE
      CO-HEAD OF EQUITIES - EMEA AND ASIA PACIFIC; PORTFOLIO MANAGER

      Alex Crooke is Co-Head of Equities - Europe, the Middle East and Africa
(EMEA) and Asia Pacific (APAC) at Janus Henderson, a position he has held since 2018. Mr. Crooke is responsible for equities in the EMEA and APAC regions and is a Portfolio Manager for the Global Equity Income and Global Dividend & Income strategies. In addition, Mr. Crooke is a member of the Janus Henderson Investors Executive Committee. Previously, he was head of Global Equity Income and Specialist Equities from 2013. Mr. Crooke was recruited by Janus Henderson to co-manage the UK assets of an investment trust in 1994 as an associate director. He later became the fund manager responsible for a number of UK and Global income orientated equity products. Mr. Crooke began his investment career with Equitable Life Assurance Society in 1990 as a U.S. investment analyst. Mr. Crooke holds a BSc (Hons) in physics and astrophysics from Manchester University and is an associate member of the Society of Investment Professionals. He has 28 years of financial industry experience.

      BEN LOFTHOUSE, CFA
      HEAD OF GLOBAL EQUITY INCOME; PORTFOLIO MANAGER

      Ben Lofthouse is Head of Global Equity Income at Janus Henderson, a position he has held since 2018. Prior to this, he was a director, Global Equity Income, and has been part of the Global Equity Income Team since joining the company in 2004. Additionally, he is a Portfolio Manager and has managed a range of equity income mandates since 2008. Prior to Janus Henderson, Mr. Lofthouse worked as an accountant at PricewaterhouseCoopers where he started his career in 1998. Mr. Lofthouse graduated with a BA (Hons) in business economics from Exeter University. He is a Chartered Accountant (ACA) and holds the Chartered Financial Analyst designation. He has 20 years of financial industry experience.

THE CURRENT SUB-ADVISORY AGREEMENT

      HGINA has served as the investment sub-adviser to the Fund since its inception. Set forth below is information pertaining to the Current Sub-Advisory Agreement.

----------------------------- --------------------------------------- ---------------------------------------
DATE OF CURRENT               DATE/PURPOSE OF LAST SUBMISSION TO      DATE/PURPOSE OF ACTION(S) BY BOARD
SUB-ADVISORY AGREEMENT        SHAREHOLDERS                            SINCE BEGINNING OF LAST FISCAL YEAR
----------------------------- --------------------------------------- ---------------------------------------
September 24, 2015            The Current Sub-Advisory Agreement was  September 11, 2017; Continuation of
                              approved by the initial shareholder of  Current Sub-Advisory Agreement.
                              the Fund on July 27, 2015 in
                              connection with the launch of the
                              Fund.
----------------------------- --------------------------------------- ---------------------------------------

COMPARISON OF CERTAIN TERMS OF THE NEW SUB-ADVISORY AGREEMENT AND CURRENT SUB-ADVISORY AGREEMENT

      Below is a brief comparison of certain terms of the Current Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. Many of the terms of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement are substantially similar. However, the sub-adviser will be JCM rather than HGINA, and various provisions have been updated to reflect this change. The New Sub-Advisory Agreement will have a new effective date and initial term. If approved by shareholders, the New Sub-Advisory Agreement will be effective upon approval by shareholders and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under "Continuance." In addition, because they are no longer applicable, an expense reimbursement provision pursuant to which HGINA agreed to pay the Advisor a portion of the Fund's "organization costs" and certain "offering costs" and a reference to the Prior Sub-Sub-Adviser (as defined below) have not been included in the New Sub-Advisory Agreement, while, to provide clarification, provisions relating to JCM's ability to retain certain affiliates to provide services through participating affiliate arrangements have been added. The form of New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.

      Sub-Advisory Services. As HGINA does under the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, JCM will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund's portfolio allocated to the sub-adviser by the Advisor from time to time (the "Sub-Adviser's Strategy"), furnish an investment program in respect of, make investment decisions for, and place orders for the purchase and sale of securities or other assets for the Fund's investment portfolio in the Sub-Adviser's Strategy, all on behalf of the Fund and subject to the supervision of the Board and the Advisor. In addition, consistent with the Current Sub-Advisory Agreement, JCM will provide U.S. regulatory and compliance oversight with respect to the Fund's investment portfolio in the Sub-Adviser's Strategy. Further, as is the case with HGINA under the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, JCM is required to monitor the Fund's investments in the Sub-Adviser's Strategy and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objective, policies and restrictions of the Fund.

      Brokers, Dealers, Futures Commission Merchants, Banks and Other Agents and Counterparties. As is the case under the Current Sub-Advisory Agreement with respect to HGINA, the New Sub-Advisory Agreement provides that, unless otherwise provided by the Advisor in writing, JCM is authorized to select the brokers, dealers, futures commission merchants, banks or any other agents or counterparties that will execute the purchases and sales of portfolio investments for the Fund in the Sub-Adviser's Strategy, and directs JCM to use its commercially reasonable efforts to obtain best execution in such a manner that the Fund's total cost or proceeds in each transaction is the most favorable under the circumstances, taking into account all appropriate factors, including, among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

      Fees. The New Sub-Advisory Agreement will not result in changes to the Fund's investment sub-advisory fees, nor will it result in changes to any of the Fund's other fees. As is the case under the Current Sub-Advisory Agreement with respect to HGINA, under the New Sub-Advisory Agreement, the Advisor will pay JCM a portfolio management fee on a monthly basis that is equal to the annual rate of 0.50% of the Fund's "Managed Assets" (i.e., the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares, if any, and accrued liabilities (other than liabilities representing leverage)). For purposes of determining Managed Assets, the liquidation preference of any outstanding preferred shares of the Fund is not treated as a liability. (Currently, the Fund has no outstanding preferred shares.) A reference to the expense reimbursement provision that, as described below is no longer applicable and not included in the New Sub-Advisory Agreement, has been omitted.

      For the Fund's last fiscal year, the aggregate amount of the sub-advisory fee paid by the Advisor to HGINA was $2,162,308. In accordance with the terms of an investment sub-sub-advisory agreement among the Fund, the Advisor, HGINA and Henderson Investment Management Limited (the "Prior Sub-Sub-Adviser"), which, as of September 11, 2017 is no longer in effect, during the Fund's last fiscal year, HGINA paid the Prior Sub-Sub-Adviser, in the aggregate, sub-sub-advisory fees equal to $0.

      Additional Sub-Advisers; Participating Affiliate Arrangements. As is the case under the Current Sub-Advisory Agreement with respect to HGINA, under the New Sub-Advisory Agreement, subject to applicable requirements, JCM may retain one or more additional sub-advisers at its own cost and expense for the purpose of furnishing sub-advisory services with respect to the Fund. The Current Sub-Advisory Agreement refers to the appointment of the Prior Sub-Sub-Adviser; however, since no agreement with the Prior Sub-Sub-Adviser (or any other additional sub-adviser) is currently in place, that reference has been omitted from the New Sub-Advisory Agreement. In addition, to provide clarification, the New Sub-Advisory Agreement includes provisions relating to JCM's ability, at its own cost and expense, to retain affiliated investment managers through participating affiliate arrangements to provide services to the Fund. Such arrangements will in no way reduce the responsibilities or obligations of JCM under the New Sub-Advisory Agreement and JCM will be responsible to the Fund for all acts or omissions of any of its participating affiliates in connection with the performance of JCM's duties thereunder. As described below under "Memorandum of Understanding," HGINA currently utilizes, and JCM will continue to utilize, the services of their affiliated investment manager, Henderson Global Investors Limited ("HGIL"), through a participating affiliate arrangement.

      Payment of Expenses. As is the case under the Current Sub-Advisory Agreement with respect to HGINA, under the New Sub-Advisory Agreement, JCM agrees to pay all its expenses incurred in connection with its activities under such Agreement other than the cost of securities and other assets (including, but not limited to, brokerage commissions, stamp duties, currency conversion costs, and other transaction charges, if any) purchased or otherwise acquired, or sold or disposed of, for the Fund, which will be paid by the Fund.

      Expense Reimbursement. The Current Sub-Advisory Agreement (which was entered into in conjunction with the launch of the Fund), includes a provision pursuant to which HGINA agreed to pay the Advisor a portion of the Fund's "organization costs" and certain "offering costs." However, that provision is no longer relevant and has not been included in the New Sub-Advisory Agreement.

      Sub-Adviser Marks. Under the Current Sub-Advisory Agreement, the Fund and the Advisor acknowledge that associates of HGINA own the names "Henderson Global Investors" and "Henderson", and all related names, marks, and trade dress (collectively, the foregoing are referred to as the "Henderson Marks") and all associated goodwill. Further, the Current Sub-Advisory Agreement sets forth parameters relating to the Fund's and the Advisor's use of the Henderson Marks. The New Sub-Advisory Agreement includes substantially similar provisions; however, to reflect the change in sub-adviser, the Fund and the Advisor acknowledge that associates of JCM own the names "Janus Henderson Group", "Janus Henderson Investors", and "Janus Henderson" and all related names, marks, and trade dress (collectively, the foregoing are referred to as the "Janus Henderson Marks"), and the parameters set forth relate to the Fund's and the Advisor's use of the Janus Henderson Marks.

      Limitation of Liability. As is the case under the Current Sub-Advisory Agreement with respect to HGINA, the New Sub-Advisory Agreement provides that JCM will not be liable for, and the Fund and the Advisor will not take any action against JCM to hold JCM liable for (a) any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of JCM's duties under the Agreement or (b) any loss, liability, expenses, or damages suffered or incurred by the Fund or the Advisor in relation to the portfolio investment decisions for purchases and sales of securities and other assets of the Fund with respect to investment strategies not assigned to JCM (the "Advisor's Strategy"), including, without limitation, by reason of any failure to follow investment policies or restrictions of the Advisor's Strategy; however, with respect to (a) and (b),

JCM will be liable for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JCM in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

      Continuance. The Current Sub-Advisory Agreement was originally in effect for an initial term of two years and may be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely). If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on the date of such approval and will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely).

      Termination. As is the case under the Current Sub-Advisory Agreement with respect to HGINA, the New Sub-Advisory Agreement provides for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Advisor or JCM upon 60 days' written notice to the other parties; and (3) by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund upon 60 days' written notice to JCM without the payment of any penalty. In addition, consistent with the corresponding provisions of the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement will be terminable at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that JCM or any of its officers or directors have taken any action that results in a breach of the material covenants of JCM set forth in the Agreement.

MEMORANDUM OF UNDERSTANDING

      Pursuant to a memorandum of understanding ("MOU") by and between JCM and HGIL, JCM will utilize the services of HGIL through a participating affiliate arrangement to provide sub-advisory services to the Fund. This MOU is the same arrangement currently utilized by HGINA and HGIL in connection with sub-advisory services provided by HGINA under the Current Sub-Advisory Agreement. As is the case with HGINA, JCM has a personnel-sharing arrangement with HGIL pursuant to which JCM's portfolio managers will be responsible for the day-to-day management of the Fund. Under this arrangement, HGIL and the portfolio managers are considered "associated persons" of JCM (within the meaning set forth in the Investment Advisers Act of 1940, as amended) and the portfolio managers will render portfolio management, research, and other services to the Fund, subject to the supervision of JCM. HGIL is a London-based, United Kingdom registered global asset investment adviser that provides services to institutional, retail clients, and high net-worth individuals. It launches and manages equity, fixed income, balanced, and multi-asset mutual funds. HGIL invests in public equity, fixed income, multi-asset and real estate markets across the globe and manages pension funds. The firm utilizes a strong in-house research team to make its investments. HGIL was founded in 1934 and, in addition to its London base of operations, has additional offices in Boston, Edinburgh, U.K., Frankfurt, Germany, and Gasperich, Luxembourg. There are no additional fees or expenses to the Fund or its shareholders associated with the MOU.

BOARD CONSIDERATIONS

      The Board of Trustees of the Fund, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement. The Board approved the New Sub-Advisory Agreement at a meeting held on January 18, 2018. The Board determined that the New Sub-Advisory Agreement is in the best interests of the Fund in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

      HGINA currently serves as investment sub-adviser to the Fund pursuant to the Current Sub-Advisory Agreement. In June and September 2017, Janus Henderson Group plc, the parent company of both HGINA and JCM, informed the Board of its intention to wind down the business of HGINA in 2018 and to transfer the Fund's investment sub-advisory relationship from HGINA to JCM (the "Transfer"). The New Sub-Advisory Agreement is proposed to effectuate the Transfer. In this regard, the Board noted JCM's representation that the Transfer is not expected to result in any material changes to the services provided to the Fund because the management, operations, governance and investment management functions of HGINA and JCM are substantially the same.

      To reach its determination in approving the New Sub-Advisory Agreement, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. On December 27, 2017, counsel to the Independent Trustees provided JCM with a request for information regarding JCM and the Transfer. At an executive session held on January 18, 2018, as well as at the meeting held that day, the Board, including the Independent Trustees, reviewed materials provided by JCM in response to the request that, among other things, outlined the services to be provided by JCM (including the relevant personnel responsible for these services and their experience); the sub-advisory fee rate as compared to fees charged to other clients of JCM; performance information for the Fund; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on JCM; any fall-out benefits to JCM; and information on JCM's compliance program. The Board applied its business judgment to determine whether the arrangement among the Fund, the Advisor and JCM would be a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the New Sub-Advisory Agreement, the Board had received sufficient information to approve the New Sub-Advisory Agreement.

      In reviewing the New Sub-Advisory Agreement, the Board considered the nature, extent and quality of the services to be provided by JCM under the New Sub-Advisory Agreement. With respect to the New Sub-Advisory Agreement, the Board reviewed the materials provided by JCM and considered the services that JCM would provide to the Fund, including JCM's day-to-day management of the Fund's investments. In addition, at the January 18, 2018 meeting, the Board received a presentation from representatives of JCM. In considering JCM's management of the Fund, the Board noted that the same portfolio management team currently providing sub-advisory services to the Fund under the Current Sub-Advisory Agreement would continue to provide services to the Fund under the New Sub-Advisory Agreement. The Board also noted JCM's statements that the Transfer will not result in any diminution in the nature, quality and extent of the services provided to the Fund, and that the principal purpose of the Transfer is to maintain in all material aspects the same core investment management team and functional and support operations as currently provided to the Fund and its shareholders. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by JCM under the New Sub-Advisory Agreement are expected to be satisfactory.

      The Board considered the sub-advisory fee rate to be payable under the New Sub-Advisory Agreement for the services provided, noting that it would be the same as the sub-advisory fee rate paid under the Current Sub-Advisory Agreement. The Board noted that the sub-advisory fee would be paid by the Advisor from its advisory fee. The Board considered information provided by JCM as to the fees it charges to other funds with investment objectives and policies broadly similar to those of the Fund, noting that the sub-advisory fee rate for the Fund was lower than the fee rates charged to these other funds. The Board also noted JCM's statement that JCM does not currently charge a lower advisory or sub-advisory fee to any other client for which it provides comparable services.

      Because the same portfolio management team that currently manages the Fund's investment portfolio under the Current Sub-Advisory Agreement will continue to manage the Fund's investment portfolio under the New Sub-Advisory Agreement, the Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the investment sub-advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended June 30, 2017 to the performance of a peer group of funds (including open-end funds and exchange-traded funds, in addition to a closed-end fund) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and to that of a benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account certain limitations with respect to creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) the peer group includes open-end funds and index-based exchange-traded funds; and (iii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one-year period ended June 30, 2017 and underperformed the MSCI Europe Index for the one-year period ended June 30, 2017. The Board also received information on the Fund's historical trading discount through June 30, 2017 and comparable information for the peer group.

      On the basis of all the information provided on the fees and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee rate was reasonable and appropriate in light of the nature, extent and quality of the services to be provided by JCM under the New Sub-Advisory Agreement.

      The Board considered that the expenses to be incurred by JCM are primarily fixed, and that JCM believes that expenses will remain approximately the same for the next twelve months. The Board did not review the expected profitability of JCM with respect to the Fund. The Board noted that the Advisor will pay JCM from its advisory fee and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board considered fall-out benefits that may be realized by JCM from its relationship with the Fund, noting JCM's statement that, in respect of the Fund, JCM will pay for investment research from its own resources and will not use soft dollars in managing the Fund. The Board concluded that the character and amount of potential fall-out benefits to JCM were not unreasonable.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the New Sub-Advisory Agreement were fair and reasonable and that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective for the Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or
(ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the Proposal.

      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC AT (800) 284-1755 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND
                VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or otherwise acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission ("SEC") by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

----------------------------------------------------- ------------------------------ ----------------------------------
                  NAME AND ADDRESS                         SHARES BENEFICIALLY            % OF OUTSTANDING SHARES
                 OF BENEFICIAL OWNER                              OWNED                      BENEFICIALLY OWNED
----------------------------------------------------- ------------------------------ ----------------------------------
Morgan Stanley Smith Barney LLC                              3,869,335 Shares                      22.45%
1300 Thames Street
Baltimore, MD 21231
----------------------------------------------------- ------------------------------ ----------------------------------
Wells Fargo Clearing Services LLC
2801 Market Street                                           3,264,188 Shares                      18.94%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------ ----------------------------------
UBS Financial Services Inc.
1000 Harbor Blvd                                             1,957,769 Shares                      11.36%
Weehawken, NJ 07086
----------------------------------------------------- ------------------------------ ----------------------------------
Raymond James & Associates, Inc.
880 S. Carillon Parkway                                      1,355,451 Shares                       7.87%
St. Petersburg, FL 33716
----------------------------------------------------- ------------------------------ ----------------------------------
RBC Capital Markets, LLC
60 S. 6th Street - P09                                         978,345 Shares                       5.68%
Minneapolis, MN 55402
----------------------------------------------------- ------------------------------ ----------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4804 Deer Lake Drive E.                                        872,203 Shares                       5.06%
Jacksonville, FL 32246
----------------------------------------------------- ------------------------------ ----------------------------------

SHARE OWNERSHIP OF TRUSTEES AND EXECUTIVE OFFICERS

      The number of shares of the Fund beneficially owned as of December 31, 2017 by (a) the Trustees (including the Independent Trustees) and the Trustee who is not an Independent Trustee (the "Interested Trustee") and (b) the Trustees and executive officers of the Fund as a group, is set forth below.

-------------------------------------------------------- ---------------------------
NAME                                                          NUMBER OF SHARES
-------------------------------------------------------- ---------------------------

-------------------------------------------------------- ---------------------------
INTERESTED TRUSTEE
-------------------------------------------------------- ---------------------------
James A. Bowen                                                      None
-------------------------------------------------------- ---------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------- ---------------------------
Richard E. Erickson                                                 None
-------------------------------------------------------- ---------------------------
Thomas R. Kadlec                                                    None
-------------------------------------------------------- ---------------------------
Robert F. Keith                                                     None
-------------------------------------------------------- ---------------------------
Niel B. Nielson                                                     None
-------------------------------------------------------- ---------------------------
TRUSTEES AND EXECUTIVE OFFICERS AS A GROUP                          None
-------------------------------------------------------- ---------------------------

      As of December 31, 2017, (a) the Trustees and (b) the Trustees and executive officers of the Fund as a group, beneficially owned none of the total shares outstanding of the Fund. The information as to beneficial ownership is based on statements furnished by each Trustee and executive officer.

SHAREHOLDER PROPOSALS

      Shareholder Proposals for Inclusion in a Fund's Proxy Statement. To be considered for presentation at the 2019 annual meeting of shareholders of the Fund and included in the Fund's proxy statement relating to such meeting, a shareholder proposal must be submitted pursuant to Rule 14a-8 under the 1934 Act ("Rule 14a-8") and must be received at the principal executive offices of the Fund not later than November 15, 2018. Such a proposal will be included in the Fund's proxy statement if it meets the requirements of Rule 14a-8. Timely submission of a proposal does not mean that such proposal be included in the Fund's proxy statement.

      Other Shareholder Proposals. In addition to any requirements of law, including the proxy rules under the 1934 Act, under the Fund's By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund and the other conditions summarized below are met. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's principal executive offices, Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of the Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

      Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

      In addition, the By-Laws provide that, unless required by federal law, no matters shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

SHAREHOLDER COMMUNICATIONS

      Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISOR, ADMINISTRATOR AND TRANSFER AGENT

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund's investment advisor. First Trust Advisors is also responsible for providing certain clerical, bookkeeping and other administrative services to the Fund and also provides fund reporting services to the Fund for a flat annual fee.

      Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, fund accountant and custodian, and Computershare, Inc., P.O. Box 505000, Louisville, Kentucky 40233-5000, acts as the transfer agent, to the Fund.

FISCAL YEAR

      The fiscal year end for the Fund was December 31, 2017.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free
(800) 988-5891.

      Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

CERTAIN PROVISIONS OF STANDSTILL AGREEMENTS FOR THREE OTHER FIRST TRUST CLOSED-END FUNDS

      In 2017, First Trust/Aberdeen Global Opportunity Income Fund ("FAM") and the Advisor entered into a standstill agreement (the "Karpus Standstill Agreement") with Karpus Management, Inc. (doing business as Karpus Investment Management) and any present or future entities or accounts it manages or controls or to which it is related (collectively referred to as "Karpus"). Under the Karpus Standstill Agreement, Karpus agreed, among other things, as to certain voting-related matters and standstill covenants with respect to FAM and other investment companies advised by the Advisor (including the

Fund) other than First Trust Enhanced Equity Income Fund until the earlier of the conclusion of the 2019 annual meeting of shareholders of FAM and April 30, 2019.

      In 2017, each of First Trust High Income Long/Short Fund ("FSD") and the Advisor, and First Trust Strategic High Income Fund II ("FHY") and the Advisor, respectively, entered into a standstill agreement (together, the "Saba Standstill Agreement") with Saba Capital Management, L.P. and certain associated parties (collectively referred to as "Saba"). Under the Saba Standstill Agreement, Saba agreed, among other things, as to certain voting-related matters and standstill covenants with respect to FSD, FHY and other investment companies advised by the Advisor (including the Fund) until January 20, 2020.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the Proposal, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

March 15, 2018

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 284-1755 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

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                                   EXHIBIT A

                 FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made as of this __ day of __________, 2018 by and among First Trust Dynamic Europe Equity Income Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Janus Capital Management LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (the "Management Agreement") to manage the investment and reinvestment of assets of the Fund in accordance with the Fund's investment objective and policies and limitations, as the same may be amended from time to time;

      WHEREAS, the Management Agreement provides that the Manager may, subject to certain requirements, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

      WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services in accordance with the Fund's investment objective and policies and limitations assigned to the Sub-Adviser and described in the Fund's most recent effective registration statement and as such objective, policies and limitations may be amended from time to time for the assets of the Fund's investment portfolio the Manager allocates to the Sub-Adviser from time to time (the "Sub-Adviser's Strategy"), upon the terms and conditions hereafter set forth;

      WHEREAS, the Fund will also apply a strategy of writing call options on portfolio equity securities, custom baskets of individual securities and certain broad-based securities indices in accordance with the Fund's investment objective and policies and limitations (the "Call Writing Strategy") assigned to the Manager and described in the Fund's most recent effective registration statement and as such objective, policies and limitations may be amended from time;

      WHEREAS, the Manager may make portfolio investment decisions for purchases and sales of securities and other assets of the Fund with respect to investment strategies not assigned to the Sub-Adviser, including the Call Writing Strategy (the "Manager's Strategy");

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointments. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain investment sub-advisory services to the Fund solely with respect to the Sub-Adviser's Strategy for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The

Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager. Without limiting the generality of the foregoing, the Sub-Adviser shall have no duty to (a) implement the Manager's Strategy, (b) review, monitor or advise upon the performance of the Manager or its delegates in implementing the Manager's Strategy, (c) assist with the selection of brokers or other counterparties for the Manager's Strategy, or (d) determine the amount of Fund assets devoted to the Manager's Strategy and the levels of risk assumed by the Fund in the Manager's Strategy.

      This appointment shall be non-exclusive and nothing in this Agreement shall affect or limit the right of the Sub-Adviser to undertake any other business or venture whatsoever or provide the Fund or the Manager with any right or claim on the income or revenues of any such other business or venture, subject to exception for any liabilities the Sub-Adviser may have under Section 7 below.

      2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees (the "Board of Trustees" or the "Board") and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund assigned to the Sub-Adviser by the Manager from time to time in the Sub-Adviser's Strategy, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities or other assets for the Fund's investment portfolio in the Sub-Adviser's Strategy, all on behalf of the Fund and as described in the Fund's most recent effective registration statement on Form N-2 and as the same and such investment policies described therein may thereafter be amended from time to time and communicated by the Fund or the Manager in writing the Sub-Adviser. The Sub-Adviser shall also provide U.S. regulatory and compliance oversight with respect to the Fund's investment portfolio in the Sub-Adviser's Strategy and any sub-adviser appointed pursuant to Section 3 hereof. In the performance of its duties, the Sub-Adviser will (a) satisfy any applicable fiduciary duties it may have to the Fund; (b) monitor the Fund's investments in the Sub-Adviser's Strategy; (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser; (d) comply with (i) the investment objective, policies and restrictions of the Fund stated in the Fund's most recent effective prospectus and statement of additional information, (ii) such other investment objective, policies, restrictions or instructions as the Manager or the Fund's Board of Trustees may communicate to the Sub-Adviser in writing, and (iii) any changes to the objective, policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to the Sub-Adviser in writing; (e) assist in the valuation of portfolio assets held by the Fund in the Sub-Adviser's Strategy as reasonably requested by the Manager; and (f) communicate as necessary with the Manager to coordinate the implementation of the Manager's Strategy. The Sub-Adviser and the Manager will also each make its officers and employees available to the other from time to time at reasonable times to review the investment objective, policies and restrictions of the Fund and to consult with each other regarding the investment affairs of the Fund. The Fund or the Manager shall provide the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objective, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      Unless otherwise provided by the Manager in writing, the Sub-Adviser is authorized to select the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for the Fund in the Sub-Adviser's Strategy, and is directed to use its commercially reasonable efforts to obtain best execution in such a manner that the Fund's total cost or proceeds in each transaction is the most favorable under the circumstances, taking into account all appropriate factors, including, among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and communicated by the Fund or the Manager in writing to the Sub-Adviser and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or the Manager, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the value of brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Fund and the Manager shall instruct the custodian for the Fund to accept and act upon instructions for purchases and sales of portfolio securities and other investment transactions for the account of the Fund issued by the Sub-Adviser pursuant to this Agreement.

      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates to attempt to obtain more favorable price or lower brokerage commissions and efficient execution, if in the Sub-Adviser's reasonable judgment such aggregation is in the best interest of the Fund as well as such other accounts. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to, among other things, the price or size of the assets obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objective or for other reasons, the Sub-Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

      The Sub-Adviser will not arrange purchases or sales of securities or other assets between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Fund's policies and procedures that have been communicated by the Fund or the Manager in writing to the Sub-Adviser, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein, provided that no such policy or procedure shall bind the Sub-Adviser until it has been communicated by the Fund or the Manager in writing to the Sub-Adviser.

      The Sub-Adviser acknowledges that the Fund intends to rely on with Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of an investment company or a series of an investment company that is advised by the Manager (the "First Trust Fund complex") or consult with an affiliated person of any such sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter), in each case concerning transactions for the Fund or any fund in the First Trust Fund complex in securities or other fund assets. A list of each sub-adviser to the First Trust Fund Complex and each affiliated person of any such sub-adviser is provided by the Manager, and the Manager will promptly notify Sub-Adviser of any amendments to such list. In addition, with respect to a fund in the First Trust Fund complex with multiple sub-advisers, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the fund's portfolio as may be determined from time-to-time by the Board of Trustees or the Manager, and shall not consult with the sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter) as to any other portion of the fund's portfolio concerning transactions for the fund in securities or other assets. Notwithstanding the foregoing, the provisions in this paragraph do not apply to the consultations between the Sub-Adviser and any sub-adviser retained by the Sub-Adviser, pursuant to Section 3 hereunder.

      The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund in the Sub-Adviser's Strategy as they may reasonably request. In no instance will the Fund's portfolio assets be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of any of the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

      The Sub-Adviser is hereby authorized to vote proxies at its sole discretion in accordance with its Proxy Voting Policy, a copy of which will be provided to the Fund at the Fund's request.

      The Sub-Adviser shall not be required to render any legal advice or initiate litigation with respect to portfolio assets, including, but not limited to, class action and bankruptcy claims.

      The Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

            (b) will (i) in the performance of its duties under this Agreement conform in all material respects to all applicable rules and regulations of the SEC, Commodity Futures Trading Commission and any other applicable regulatory authority, (ii) in the performance of its duties under this Agreement comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities;

            (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund in the Sub-Adviser's Strategy, the performance of the Fund's investment portfolio in the Sub-Adviser's Strategy in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund in relation to the Sub-Adviser's Strategy; and

            (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio, in each case, relating solely to the Sub-Adviser's Strategy as required for registered investment advisers under applicable law, the Fund's policies and procedures or as otherwise reasonably requested by the Manager or the Board and will prepare and furnish the Manager and the Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. Such records prepared and maintained by the Sub-Adviser as required hereunder shall be open to inspection at all reasonable times by the Manager, the Fund and any appropriate regulatory authorities. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") or other applicable law; and

            (e) will monitor the pricing of portfolio assets in the Sub-Adviser's Strategy, and events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the portfolio investments of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund's investments are priced on a given day) that may materially impact the pricing of one or more securities or other assets in Sub-Adviser's portion of the portfolio. In addition, Sub-Adviser will at the Manager's reasonable request assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected investment or investments.

      3. Additional Sub-Advisers; Participating Affiliated Investment Managers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely) and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

      Subject to applicable law, including the 1940 Act and the Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff, the Sub-Adviser, through a participating affiliate arrangement, may retain one or more affiliated investment managers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Any portfolio managers or associated persons of the Sub-Adviser (within the meaning set forth in the Advisers Act) shall be subject to the supervision of the Sub-Adviser. A participating affiliate arrangement shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any of its participating affiliates in connection with the performance of the Sub-Adviser's duties hereunder. To the extent the Sub-Adviser utilizes the services of a participating affiliate, it will provide the Manager and the Fund with 30 days' prior written notice, which will include the identity of the participating affiliate, and such other information as may be requested by the Manager or the Fund.

      4. Expenses. During the term of this Agreement, the Sub-Adviser will pay all its expenses incurred in connection with its activities under this Agreement other than the cost of securities and other assets (including, but not limited to, brokerage commissions, stamp duties, currency conversion costs, and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for the Fund, which will be paid by the Fund.

      5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares (as such term is defined in the Fund's prospectus), if any, and accrued liabilities (other than liabilities representing leverage). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

      6. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in its respective duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      7. Limitation of Liability. The duties of the Sub-Adviser under this Agreement are limited to those expressly set forth herein and as may be imposed under applicable law, and no duties of the Sub-Adviser shall be implied under this Agreement. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, (a) any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement or (b) any loss, liability, expenses, or damages suffered or incurred by the Fund or the Manager in relation to the Manager's Strategy, including, without limitation, by reason of any failure to follow investment policies or restrictions of the Manager's Strategy, except in either (a) or (b) of this Section, the Sub-Adviser shall be liable for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

      8. Term; Termination. This Agreement shall become effective with respect to the Fund on the date first set forth above (the "Effective Date"), provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two-year anniversary of the Effective Date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in its respective capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law. Sections 7, 10 and 11 shall survive termination or the end of the term of this Agreement. Termination of this Agreement shall not affect any rights or claims accrued under this Agreement prior to its termination.

      9. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

      10. Confidentiality. The Sub-Adviser shall treat as confidential and use only in connection with the Fund in accordance with this Agreement all non-public information of the Fund and the Manager delivered to the Sub-Adviser in the course of the Sub-Adviser's performances under this Agreement. The Manager and the Fund shall treat as confidential and use only in connection with the Fund in accordance with this Agreement all non-public information of the Sub-Adviser delivered to the Fund or the Manager in the course of the Sub-Adviser's performances under this Agreement, including for avoidance of doubt investment decisions, trading strategies, and investment advice for the Fund provided by or on behalf of the Sub-Adviser or any other sub-advisers appointed by the Sub-Adviser under Section 3 ("Recommendations"). The undertakings in the first two sentences of this paragraph shall not (a) limit disclosures that are required to be made under applicable laws and regulations;
(b) apply to information that becomes public without a breach of this paragraph or the next two following paragraphs; or (c) prohibit disclosures on a confidential basis to lawyers, accountants, bankers, securities brokers, other sub-advisers appointed by the Sub-Adviser under Section 3, or other service providers to any of the parties to this Agreement related to the performances contemplated by this Agreement. The parties acknowledge that any breach of the undertakings in the first two sentences of this paragraph might result in immediate, irreparable injury to another party and that, accordingly, equitable remedies, including ex parte remedies, are appropriate in the event of any actual, apparent, or threatened breach of any such undertaking. The undertakings in this paragraph shall apply to derivative works.

      The Fund and the Manager shall not use, or permit any of their affiliates to use, any Recommendations for any purpose other than the management of the Fund.

      11. Sub-Adviser Marks. The Fund and the Manager acknowledge that associates of the Sub-Adviser own the names "Janus Henderson Group", "Janus Henderson Investors", and "Janus Henderson", and all related names, marks, and trade dress (collectively, the foregoing are the "Janus Henderson Marks") and all associated goodwill. The Fund and the Manager shall not take any action inconsistent with such ownership, including, without limitation, contesting the ownership of or validity of the Janus Henderson Marks. All use of the Janus Henderson Marks under this Agreement inures to the sole benefit of the Sub-Adviser for and on behalf of the owners of the Janus Henderson Marks. The Fund and the Manager shall upon request execute and deliver such documents as the Sub-Adviser may reasonably require to further evidence, assure, and confirm the foregoing.

      It is understood that the Fund and the Manager have the right to use the Janus Henderson Marks in offering materials or promotional or sales-related materials of the Fund, only with the prior written approval of the Sub-Adviser, such approval not to be unreasonably withheld, and for so long as the Sub-Adviser is Sub-Adviser of the Fund, except to the extent required by law. Notwithstanding the foregoing, the Sub-Adviser's approval is not required when
(i) previously approved materials are re-issued with minor modifications, (ii) the Manager and Sub-Adviser identify materials which they jointly determine do not require the Sub-Adviser's approval and (iii) used as required to be disclosed in the registration statement of the Fund. Upon termination of this Agreement, the Fund and the Fund shall forthwith cease to use such name (or derivative or logo) except to the extent required by law.

      12. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:                 If to the Sub-Adviser:

First Trust Dynamic Europe Equity Income Fund  Janus Capital Management LLC
First Trust Advisors L.P.                      _________________________________
120 E. Liberty Drive, Suite 400                _________________________________
Wheaton, Illinois  60187                       Attention:  U.S. Legal Department
Attention:  Secretary


      13. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

      16. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      17. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

      18. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

      19. Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

      20. Forum Selection. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County,

Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the "Chosen Courts"). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

      21. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                   JANUS CAPITAL MANAGEMENT LLC

By                                          By
  ----------------------------------          ----------------------------------

  Title:                                      Title:
        ----------------------------                ----------------------------


FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

By
  ----------------------------------

  Title:
        ----------------------------

                      This page intentionally left blank.

FORM OF PROXY CARD
------------------

FIRST TRUST
                                     PROXY CARD
                                     SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER     PROXY VOTING OPTIONS
HOW MANY SHARES YOU OWN. PLEASE
CAST YOUR PROXY VOTE TODAY!          1. MAIL your signed and voted proxy back in
                                        the postage paid envelope provided

                                     2. ONLINE at PROXYONLINE.COM using your
                                        proxy control number found below
SHAREHOLDER NAME
AND ADDRESS HERE                     3. By PHONE when you dial toll-free 1-888-
                                        227-9349 to reach an automated touchtone voting line

                                     4. By PHONE with a live operator when you
                                        call toll-free 1-800-284-1755 Monday
                                        through Friday 9 a.m. to 10 p.m. Eastern time

                                        CONTROL
PLEASE CAST YOUR PROXY VOTE TODAY!      NUMBER


              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)

    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2018

The undersigned holder of shares of the First Trust Dynamic Europe Equity Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at the Austin, Texas offices of First Trust Advisors L.P., 500 W. 5th Street, Suite 9202, Austin, TX 78701, on April 23, 2018, at 11:45 a.m. Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated March 15, 2018, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FUND'S PROPOSAL SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND THE PROPOSAL FOR THE FUND (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATION.

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-284-1755. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to 10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2018. The proxy statement of the Fund is available at:
www.proxyonline.com/docs/firsttrustdynamiceuropeequityincomefund2018.pdf

--------------------------------------------------------------------------------

[PROXY ID NUMBER HERE]               [BAR CODE HERE]                [CUSIP HERE]

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

                                                                      PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt of
the Proxy Statement of the Fund. Your              _____________________________
signature(s) on this Proxy should be exactly       SIGNATURE (AND TITLE     DATE
as your name(s) appear on this Proxy (reverse      IF APPLICABLE)
side). If the shares are held jointly, each
holder should sign this Proxy.
Attorneys-in-fact, executors, administrators,     ______________________________
trustees or guardians should indicate the full    SIGNATURE (IF             DATE
title and capacity in which they are signing.     HELD JOINTLY)

--------------------------------------------------------------------------------

      IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,
               WILL BE VOTED "FOR" THE PROPOSAL SET FORTH BELOW.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

                 THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR"
                      THE FUND'S PROPOSAL SET FORTH BELOW.


                                                         FOR    AGAINST  ABSTAIN
1  To approve, a new investment sub-advisory
   agreement among the Fund, First Trust                 [  ]     [  ]     [  ]
   Advisors L.P. and Janus Capital Management LLC.


                              THANK YOU FOR VOTING


[PROXY ID NUMBER HERE]               [BAR CODE HERE]                [CUSIP HERE]